UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 8, 2007
Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-52108	20-4864095

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction	Number)	Identification No.)
of Incorporation)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.2
EX-10.3
EX-10.35

Explanatory Note
Athersys, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on June 14, 2007, to amend and restate in its entirety Item 9.01 in response to comments from the Staff at the Securities and Exchange Commission. The remainder of the information contained in the original Form 8-K filing is not hereby amended and this amendment does not reflect events occurring after the filing of the original Form 8-K.
On June 8, 2007, Athersys, Inc., a Delaware corporation, merged with a wholly owned subsidiary of BTHC VI, Inc., a Delaware corporation. On August 31, 2007, Athersys, Inc. changed its name to ABT Holding Company, and BTHC VI, Inc. changed its name to Athersys, Inc. In this Amendment No. 1 to Current Report on Form 8-K/A, unless otherwise indicated or the context otherwise requires, all references to Athersys, Inc. and BTHC VI, Inc. are references to Athersys, Inc. and BTHC VI, Inc., respectively, prior to the merger and the name changes.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
In accordance with Item 9.01(a), Athersys’ audited financial statements for the fiscal years ended December 31, 2006, 2005 and 2004 are filed with this Current Report.
(b)	Pro Forma Financial Information.
In accordance with Item 9.01(b), filed herewith is the pro forma consolidated financial statements of Athersys and BTHC VI for the requisite periods.
(d)	Exhibits.

Exhibit No.	Description

2.1 †	Agreement and Plan of Merger, dated as of May 24, 2007, by and among Athersys, Inc., BTHC VI, Inc. and B-VI Acquisition Corp. (incorporated herein by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (Commission No. 000-52108) filed with the SEC on May 24, 2007)

2.2 †	First Amendment to Agreement and Plan of Merger, dated as of June 8, 2007, by and among Athersys, Inc., BTHC VI, Inc. and B-VI Acquisition Corp.

3.1 †	Certificate of Incorporation of BTHC VI, Inc., last amended June 1, 2007

3.2 †	Bylaws of BTHC VI, Inc., dated as of June 8, 2007

4.1 †	Form of Investor Warrant

4.2 †	Form of Lead Investor Warrant

4.3 †	Form of Placement Agent Warrant

4.4 †	Form of Lender Warrant

10.1 *†	Research Collaboration and License Agreement, dated as of December 8, 2000, by and between Athersys, Inc. and Bristol-Myers Squibb Company

2

Exhibit No.	Description

10.2 *	Cell Line Collaboration and License Agreement, dated as of July 1, 2002, by and between Athersys, Inc. and Bristol-Myers Squibb Company

10.3 *	Extended Collaboration and License Agreement, dated as of January 1, 2006, by and between Athersys, Inc. and Bristol-Myers Squibb Company

10.4 †	License Agreement, effective as of May 5, 2006, by and between Athersys, Inc. and Angiotech Pharmaceuticals, Inc.

10.5 †	Sublicense Agreement, effective as of May 5, 2006, by and between Athersys, Inc. and Angiotech Pharmaceuticals, Inc.

10.6 †	Amended and Restated Registration Rights Agreement, dated as of April 28, 2000, by and among Athersys, Inc. and the stockholders of Athersys, Inc. parties thereto

10.7 †	Amendment No. 1 to Athersys, Inc. Amended and Restated Registration Rights Agreement, dated as of January 29, 2002, by and among Athersys, Inc., the New Stockholders, the Investors, Biotech and the Stockholders (each as defined in the Amended and Restated Registration Rights Agreement, dated as April 28, 2000, by and among Athersys, Inc. and the stockholders of Athersys, Inc. parties thereto)

10.8 †	Amendment No. 2 to Athersys, Inc. Amended and Restated Registration Rights Agreement, dated as of November 19, 2002, by and among Athersys, Inc., the New Stockholders, the Investors, Biotech and the Stockholders (each as defined in the Amended and Restated Registration Rights Agreement, dated as April 28, 2000, as amended, by and among Athersys, Inc. and the stockholders of Athersys, Inc. parties thereto)

10.9 †	Amendment No. 3 to Amended and Restated Registration Rights Agreement, dated as of May 15, 2007, by and among Athersys, Inc. and the Existing Stockholders (as defined therein)

10.10 †	BTHC VI, Inc. Long-Term Incentive Plan

10.11 †	BTHC VI, Inc. Equity Incentive Compensation Plan

10.12 †	Loan and Security Agreement, and Supplement, dated as of November 2, 2004, by and among Athersys, Inc., Advanced Biotherapeutics, Inc., Venture Lending & Leasing IV, Inc., and Costella Kirsch IV, L.P.

10.13 †	Amendment to Loan and Security Agreement, dated as of September 29, 2006, by and among Athersys, Inc., Advanced Biotherapeutics, Inc., Venture Lending & Leasing IV, Inc., and Costella Kirsch IV, L.P.

10.14 †	Amended and Restated Employment Agreement, dated as of December 1, 1998 but effective as of April 1, 1998, by and between Athersys, Inc. and Dr. Gil Van Bokkelen

10.15 †	Amendment No. 1 to Amended and Restated Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and Gil Van Bokkelen

10.16 †	Non-Competition and Confidentiality Agreement, dated as of December 1, 1998, by and between Athersys, Inc. and Dr. Gil Van Bokkelen

3

Exhibit No.	Description

10.17 †	Amended and Restated Employment Agreement, dated as of December 1, 1998 but effective as of April 1, 1998, by and between Athersys, Inc. and Dr. John J. Harrington

10.18 †	Amendment No. 1 to Amended and Restated Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and John Harrington

10.19 †	Non-Competition and Confidentiality Agreement, dated as of December 1, 1998, by and between Athersys, Inc. and Dr. John J. Harrington

10.20 †	Employment Agreement, dated as of May 22, 1998, by and between Athersys, Inc. and Laura K. Campbell

10.21 †	Amendment No. 1 to Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and Laura Campbell

10.22 †	Employment Agreement, dated as of September 25, 2000, by and between Advanced Biotherapeutics, Inc. and Kurt Brunden

10.23 †	Amendment No. 1 to Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and Kurt Brunden

10.24 †	Non-Competition and Confidentiality Agreement, dated as of September 25, 2000, by and among Athersys, Inc., Advanced Biotherapeutics, Inc. and Kurt Brunden

10.25 †	Employment Agreement, dated as of October 3, 2003, by and between Advanced Biotherapeutics, Inc. and Robert Deans, Ph.D.

10.26 †	Amendment No. 1 to Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and Robert Deans

10.27 †	Non-Competition and Confidentiality Agreement, dated as of October 3, 2003, by and among Athersys, Inc., Advanced Biotherapeutics, Inc. and Robert Deans

10.28 †	Employment Agreement, dated as of January 1, 2004, by and between Advanced Biotherapeutics, Inc. and William Lehmann

10.29 †	Amendment No. 1 to Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and William Lehmann

10.30 †	Non-Competition and Confidentiality Agreement, dated as of September 10, 2001, by and among Athersys, Inc., Advanced Biotherapeutics, Inc. and William Lehmann

10.31 †	Form Incentive Agreement by and between Advanced Biotherapeutics, Inc. and named executive officers, and acknowledged by Athersys, Inc. and ReGenesys, LLC

10.32 †	Form Amendment No. 1 to Incentive Agreement by and between Advanced Biotherapeutics, Inc. and named executive officers, and acknowledged by Athersys, Inc. and ReGenesys, LLC

10.33 †	Securities Purchase Agreement, dated as of June 8, 2007, by and among Athersys, BTHC VI, Inc. and Investors (as defined therein)

10.34 *†	Exclusive License Agreement, dated as of May 17, 2002, by and between Regents of the University of Minnesota and MCL LLC, assumed by ReGenesys, LLC through operation of merger on November 4, 2003

4

Exhibit No.	Description

10.35 *	Strategic Alliance Agreement, by and between Athersys, Inc. and Angiotech Pharmaceuticals, Inc., dated as of May 5, 2006

10.36 †	Amendment No. 1 to Cell Line Collaboration and License Agreement, dated as of January 1, 2006, by and between Athersys, Inc. and Bristol-Myers Squibb Company

16.1 †	Letter from S. W. Hatfield, CPA, dated June 11, 2007

21.1 †	List of Subsidiaries

99.1 †	Consolidated Audited Financial Statements of Athersys, Inc.

99.2 †	Unaudited Financial Statements of Athersys, Inc.

99.3 †	Pro Forma Consolidated Financial Statements of Athersys, Inc. and BTHC VI

*	Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

†	Previously filed.

5

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 27, 2007

ATHERSYS, INC.
By:	/s/ Laura K. Campbell
	Name:	Laura K. Campbell
	Title:	Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description

2.1 †	Agreement and Plan of Merger, dated as of May 24, 2007, by and among Athersys, Inc., BTHC VI, Inc. and B-VI Acquisition Corp. (incorporated herein by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (Commission No. 000-52108) filed with the SEC on May 24, 2007)

2.2 †	First Amendment to Agreement and Plan of Merger, dated as of June 8, 2007, by and among Athersys, Inc., BTHC VI, Inc. and B-VI Acquisition Corp.

3.1 †	Certificate of Incorporation of BTHC VI, Inc., last amended June 1, 2007

3.2 †	Bylaws of BTHC VI, Inc., dated as of June 8, 2007

4.1 †	Form of Investor Warrant

4.2 †	Form of Lead Investor Warrant

4.3 †	Form of Placement Agent Warrant

4.4 †	Form of Lender Warrant

10.1 *†	Research Collaboration and License Agreement, dated as of December 8, 2000, by and between Athersys, Inc. and Bristol-Myers Squibb Company

10.2 *	Cell Line Collaboration and License Agreement, dated as of July 1, 2002, by and between Athersys, Inc. and Bristol-Myers Squibb Company

10.3 *	Extended Collaboration and License Agreement, dated as of January 1, 2006, by and between Athersys, Inc. and Bristol-Myers Squibb Company

10.4 †	License Agreement, effective as of May 5, 2006, by and between Athersys, Inc. and Angiotech Pharmaceuticals, Inc.

10.5 †	Sublicense Agreement, effective as of May 5, 2006, by and between Athersys, Inc. and Angiotech Pharmaceuticals, Inc.

10.6 †	Amended and Restated Registration Rights Agreement, dated as of April 28, 2000, by and among Athersys, Inc. and the stockholders of Athersys, Inc. parties thereto

10.7 †	Amendment No. 1 to Athersys, Inc. Amended and Restated Registration Rights Agreement, dated as of January 29, 2002, by and among Athersys, Inc., the New Stockholders, the Investors, Biotech and the Stockholders (each as defined in the Amended and Restated Registration Rights Agreement, dated as April 28, 2000, by and among Athersys, Inc. and the stockholders of Athersys, Inc. parties thereto)

10.8 †	Amendment No. 2 to Athersys, Inc. Amended and Restated Registration Rights Agreement, dated as of November 19, 2002, by and among Athersys, Inc., the New Stockholders, the Investors, Biotech and the Stockholders (each as defined in the Amended and Restated Registration Rights Agreement, dated as April 28, 2000, as amended, by and among Athersys, Inc. and the stockholders of Athersys, Inc. parties thereto)

10.9 †	Amendment No. 3 to Amended and Restated Registration Rights Agreement, dated as of May 15, 2007, by and among Athersys, Inc. and the Existing Stockholders (as defined therein)

10.10 †	BTHC VI, Inc. Long-Term Incentive Plan

Exhibit No.	Description

10.11 †	BTHC VI, Inc. Equity Incentive Compensation Plan

10.12 †	Loan and Security Agreement, and Supplement, dated as of November 2, 2004, by and among Athersys, Inc., Advanced Biotherapeutics, Inc., Venture Lending & Leasing IV, Inc., and Costella Kirsch IV, L.P.

10.13 †	Amendment to Loan and Security Agreement, dated as of September 29, 2006, by and among Athersys, Inc., Advanced Biotherapeutics, Inc., Venture Lending & Leasing IV, Inc., and Costella Kirsch IV, L.P.

10.14 †	Amended and Restated Employment Agreement, dated as of December 1, 1998 but effective as of April 1, 1998, by and between Athersys, Inc. and Dr. Gil Van Bokkelen

10.15 †	Amendment No. 1 to Amended and Restated Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and Gil Van Bokkelen

10.16 †	Non-Competition and Confidentiality Agreement, dated as of December 1, 1998, by and between Athersys, Inc. and Dr. Gil Van Bokkelen
10.17 †	Amended and Restated Employment Agreement, dated as of December 1, 1998 but effective as of April 1, 1998, by and between Athersys, Inc. and Dr. John J. Harrington

10.18 †	Amendment No. 1 to Amended and Restated Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and John Harrington

10.19 †	Non-Competition and Confidentiality Agreement, dated as of December 1, 1998, by and between Athersys, Inc. and Dr. John J. Harrington
10.20 †	Employment Agreement, dated as of May 22, 1998, by and between Athersys, Inc. and Laura K. Campbell

10.21 †	Amendment No. 1 to Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and Laura Campbell

10.22 †	Employment Agreement, dated as of September 25, 2000, by and between Advanced Biotherapeutics, Inc. and Kurt Brunden

10.23 †	Amendment No. 1 to Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and Kurt Brunden

10.24 †	Non-Competition and Confidentiality Agreement, dated as of September 25, 2000, by and among Athersys, Inc., Advanced Biotherapeutics, Inc. and Kurt Brunden

10.25 †	Employment Agreement, dated as of October 3, 2003, by and between Advanced Biotherapeutics, Inc. and Robert Deans, Ph.D.

10.26 †	Amendment No. 1 to Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and Robert Deans

10.27 †	Non-Competition and Confidentiality Agreement, dated as of October 3, 2003, by and among Athersys, Inc., Advanced Biotherapeutics, Inc. and Robert Deans

Exhibit No.	Description

10.28 †	Employment Agreement, dated as of January 1, 2004, by and between Advanced Biotherapeutics, Inc. and William Lehmann

10.29 †	Amendment No. 1 to Employment Agreement, dated as of May 31, 2007, by and between Advanced Biotherapeutics, Inc. and William Lehmann

10.30 †	Non-Competition and Confidentiality Agreement, dated as of September 10, 2001, by and among Athersys, Inc., Advanced Biotherapeutics, Inc. and William Lehmann

10.31 †	Form Incentive Agreement by and between Advanced Biotherapeutics, Inc. and named executive officers, and acknowledged by Athersys, Inc. and ReGenesys, LLC

10.32 †	Form Amendment No. 1 to Incentive Agreement by and between Advanced Biotherapeutics, Inc. and named executive officers, and acknowledged by Athersys, Inc. and ReGenesys, LLC

10.33 †	Securities Purchase Agreement, dated as of June 8, 2007, by and among Athersys, BTHC VI, Inc. and Investors (as defined therein)

10.34 *†	Exclusive License Agreement, dated as of May 17, 2002, by and between Regents of the University of Minnesota and MCL LLC, assumed by ReGenesys, LLC through operation of merger on November 4, 2003

10.35 *	Strategic Alliance Agreement, by and between Athersys, Inc. and Angiotech Pharmaceuticals, Inc., dated as of May 5, 2006

10.36 †	Amendment No. 1 to Cell Line Collaboration and License Agreement, dated as of January 1, 2006, by and between Athersys, Inc. and Bristol-Myers Squibb Company

16.1 †	Letter from S. W. Hatfield, CPA, dated June 11, 2007

21.1 †	List of Subsidiaries

99.1 †	Consolidated Audited Financial Statements of Athersys, Inc.

99.2 †	Unaudited Financial Statements of Athersys, Inc.

99.3 †	Pro Forma Consolidated Financial Statements of Athersys, Inc. and BTHC VI

*	Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

†	Previously filed.